EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Mutual Funds does hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the TIAA-CREF Mutual Funds (the “Funds”) for the six months ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated:	August 28, 2006	By:	/s/ Scott C.Evans

Scott C. Evans
Executive Vice President
(principal executive officer)

Dated:	August 23, 2006	By:	/s/ Georganne C. Proctor

Georganne C. Proctor
Executive Vice President and Chief Financial Officer
(principal financial officer)